CONSENT, AMENDMENT NO. 1 AND AGREEMENT


      CONSENT, AMENDMENT NO. 1 AND AGREEMENT (this
"Agreement"), dated as of January 17, 1995, relating to the Amended and Restated Credit Agreement and the Amended and Restated Combined Restated Credit Agreement (each as hereinafter defined, and collectively, the "Credit Agreements"; capitalized terms used but not defined herein have the meanings assigned to them in the applicable Credit Agreement), among Imo Industries Inc., a Delaware corporation (the "Borrower"), each of the financial institutions party to the Amended and Restated Credit Agreement (together with their respective successors and permitted assigns and transferees, the "Amended and Restated Credit Agreement Lenders"), each of the financial institutions party to the Amended and Restated Combined Restated Credit Agreement (together with their respective successors and permitted assigns and transferees, the "Amended and Restated Combined Restated Credit Agreement Lenders"), Bankers Trust Company, a New York banking corporation ("BTCo"; together with the Amended and Restated Credit Agreement Lenders and the Amended and Restated Combined Restated Credit Agreement Lenders, the "Lenders"), as Issuer Bank and as Agent under the Credit Agreements, and Mannesmann Capital Corporation, a New York Corporation ("Mannesmann"), as assignee of certain Letters of Credit under the Credit Agreements.


                      W I T N E S S E T H :

            WHEREAS, the Borrower has entered into (i) the Amended and Restated Credit Agreement, dated as of August 19, 1994 (the "Amended and Restated Credit Agreement"), among the Borrower, each of the Amended and Restated Credit Agreement Lenders and BTCo as Issuer Bank and as Agent and
(ii) the Amended and Restated Combined Restated Credit Agreement, dated as of August 19, 1994 (the "Amended and Restated Combined Restated Credit Agreement"), among the Borrower, each of the Amended and Restated Combined Restated Credit Agreement Lenders and BTCo as Issuer Bank and as Agent; and

            WHEREAS, pursuant to Sections 9.1 and 9.14 of each of the Credit Agreements, the Borrower may not assign or transfer any of its right or interest thereunder without the prior written consent of 100% of the Lenders; and

            WHEREAS, pursuant to Section 5.1(C)(i) of each of the Credit Agreements, BTCo, as Issuer Bank on behalf of the Lenders, has issued for the account of the Borrower and its divisions and subsidiaries certain Letters of Credit, which Letters of Credit are backed by two Citibank LOCs in the event that any of the beneficiaries under the Letters of Credit make a draw request thereunder; and

            WHEREAS, pursuant to that certain Asset Purchase Agreement, dated as of November 4, 1994 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), among the Borrower, Imo Industries International Inc. and Mannesmann, it is contemplated that the Borrower and its affiliates will sell to Mannesmann and its affiliates (i) certain assets, properties and obligations of the Borrower's Delaval Turbine Division and Turbo Care Division and (ii) the Borrower's 50% partnership interest in Delaval-Stork V.O.F. relating to its business of designing, manufacturing, distributing, selling and servicing compression equipment, turbines, boiler feed pumps and centrifugal pumps, parts and components therefor and parts and services for the relevant aftermarkets (collectively, the "Business"), including its interest as account party in the Letters of Credit set forth on Schedule 1 hereto (the "Turbine L/Cs"); and

           WHEREAS, the Borrower has requested that the Lenders consent to the assignment of the account party interest in the Turbine L/Cs to Mannesmann and permit Westdeutsche Landesbank Girozentrale, New York Branch ("Westdeutsche") to issue (i) an irrevocable standy letter of credit in the face amount of $1,735,847.60 in respect of the Turbine L/Cs issued under the Amended and Restated Credit Agreement and (ii) an irrevocable standby letter of credit in the face amount of $3,407,503.68 in respect of the Turbine L/Cs issued under the Amended and Restated Combined Restated Credit Agreement (collectively, the "Westdeutsche LOC's") to replace the coverage of the Citibank LOCs.

                          A G R E E M E N T :

           NOW, THEREFORE, in consideration of the
foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                        SECTION ONE - CONSENT

           The Lenders hereby (i) consent to the assignment of the account party interest of the Borrower and its affiliates in the Turbine L/Cs to Mannesmann upon the consummation of the sale of the Business to Mannesmann as contemplated in the Purchase Agreement and (ii) consent to the replacement of the Citibank LOCs with the Westdeutsche
LOCs with respect to the Turbine L/Cs, and the Lenders authorize and direct BTCo as Agent and Issuer Bank to take any and all actions and to execute and deliver all such instruments and documents as it shall deem necessary or desirable in connection therewith.





                      SECTION TWO - AMENDMENT

2.1  Amendment of Recitals

     (a) The Recitals to each of the Credit Agreements are hereby amended by deleting the word "and" at the end of the fourth recital thereof and adding the words "and the Westdeutsche LOC" immediately after the words "Citibank LOC" in the last recital thereof.

     (b)  The Recitals to the Amended and Restated Credit
Agreement are hereby amended by adding the following recital immediately before the last recital thereof:

             WHEREAS, Wesdeutsche Landesbank Girozentrale,
New York Branch ("Westdeutsche") is issuing to the Issuer
Bank its irrevocable standby letter of credit in the face amount of $1,735,847.60 (the "Westdeutsche LOC") in respect of the Letters of Credit issued for the account of the turbine division of the Borrower (the "Turbine L/Cs"); and

     (c)  The Recitals to the Amended and Restated Combined
Restated Credit Agreement are hereby amended by adding the following recital immediately before the last recital thereof:

             WHEREAS, Wesdeutsche Landesbank Girozentrale,
New York Branch ("Westdeutsche") is issuing to the Issuer
Bank its irrevocable standby letter of credit in the face amount of $3,407,503.68 (the "Westdeutsche LOC") in respect of the Letters of Credit issued for the account of the turbine division of the Borrower (the "Turbine L/Cs"); and


2.2  Amendment of Definitions

     The definition of "Blocking Event" in each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC, as applicable," immediately after the words "Citibank LOC" in the first instance such words appear and adding the words "or the Westdeutsche LOC, as applicable" immediately after the words "Citibank LOC" in the second instance such words appear.


2.3  Amendment of Section 4.3

     Section 4.3 of each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC, as applicable" immediately after the words "Citibank LOC" in the first instance such words appear and adding the words
"or the Westdeutsche LOC" immediately after the words
"Citibank LOC" in every other instance such words appear.


2.4  Amendment of Section 4.5

     Section 4.5(i) of each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC" immediately after the words "Citibank LOC" and Section 4.5(iv) of each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC, as applicable" immediately after the words "Citibank LOC".


2.5  Amendment of Section 4.6

     Section 4.6 of each of the Credit Agreements is hereby amended by adding the words "other than the Turbine L/Cs" immediately after the words "Letters of Credit".


2.6  New Section Regarding Reduction Certificates

     Each of the Credit Agreeements is hereby amended by adding the following section:

            4.7   Westdeutsche LOC Reduction Certificates

            The Issuer Bank shall upon the Borrower's request deliver from time to time reduction certificates in respect of the Westdeutsche LOC; provided, however, that no such reduction certificate shall cause the Stated Amount of the Westdeutsche LOC to be less than an amount equal to 105% of the Stated Amounts of all the Turbine L/Cs less the amount then on deposit in the Cash Collateral Account.


2.7  Amendment of Section 5.2

     Each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC, as applicable," immediately after the words "Citibank LOC".


2.8  Amendment of Section 5.3

     Each of the Credit Agreements is hereby amended by adding the words "or Westdeutsche, as applicable" immediately after the words "Citibank, N.A.".


2.9  Amendments to Events of Default

     (a)  Each of the Credit Agreements is hereby amended by
(i) deleting the word "or" at the end of section 7.1, (ii) deleting the heading to section 7.2 and replacing it with the heading "Citibank LOC" and (iii) adding the following section:

            7.3   Westdeutsche LOC

            Westdeutsche shall assert that the Westdeutsche
LOC is not a valid and binding obligation of Westdeutsche, enforceable in accordance with its terms, the Westdeutsche
LOC shall not be promptly honored upon presentation by the Agent of appropriate drawing documentation or Westdeutsche shall become insolvent or otherwise unable to pay its debts as they become due;

     (b) Each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC, as applicable" immediately after the words "Citibank LOC" in the paragraph beginning with the word "THEN" immediately before Section 8.


2.10  Amendment of Section 8.1

      Section 8.1 of each of the Credit Agreements is hereby amended by adding the words "and the Westdeutsche LOC" immediately after the words "Citibank LOC".


2.11  Amendment of Section 8.2(C)

      Section 8.2(C) of each of the Credit Agreements is hereby amended by adding the words "or the Westdeutsche LOC" immediately after the words "Citibank LOC" in each instance such words appear.


                     SECTION THREE - AGREEMENT

          From and after the effective date hereof, (i) Mannesmann shall assume and agrees to perform and be bound by all of the rights and obligations of the Borrower under
(x) each of the Credit Agreements and (y) each of the applications and agreements and notices of issuance, in each case relating to the Letters of Credit which are Turbine L/Cs and (ii) the obligations of the Borrower under (x) each of the Credit Agreements and (y) each of the applications and agreements and notices of issuance, in each case relating to the Letters of Credit shall be effective only in respect of Letters of Credit other than the Turbine L/Cs.


          SECTION FOUR - EFFECTIVENESS; PAYMENT OF EXPENSES

     (a) This Agreement shall become effective upon (i) the execution and delivery hereof by the Borrower, BTCo, each of the Lenders and Mannesmann, (ii) the delivery by Westdeutsche to the Agent of the Westdeutsche LOCs and (iii) the delivery by Mannesmann to the Agent of board resolutions and an incumbency certificate authorizing the execution of this Agreement, certified by the secretary or an assistant secretary of Mannesmann.

     (b) The Borrower agrees to pay all the reasonable and actual out-of pocket costs and expenses of BTCo as Agent and as Issuer Bank, relating to the negotiation, preparation and execution of this Agreement and all related documents, including, without limitation, the reasonable fees, expenses and disbursements of counsel to the Agent and the Lenders.


                   SECTION FIVE - MISCELLANEOUS.

     (a) This Agreement shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreements. Except as herein expressly consented, the Credit Agreements and all other agreements, documents, instruments and certificates executed in connection therewith are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     (b) All references to either of the Credit Agreements shall mean such Credit Agreement as amended as of the effective date hereof, and as the same may at any time be amended, amended and restated, supplemented or otherwise modified from time to time and as in effect.

     (c) This Agreement may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement.

     (d)  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE
STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF
CONFLICT OF LAWS.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                                      IMO INDUSTRIES INC.,
                                      as Borrower


                                      By:  /s/THOMAS J. BIRD
                                         Name: THOMAS J. BIRD
                                         Title:EXECUTIVE VICE PRESIDENT


                                      BANKERS TRUST COMPANY, as a
                                        Lender, as Issuer Bank and
                                        as Agent


                                      By:  /s/EDWARD G. BENEDICT
                                           Name: EDWARD G. BENEDICT
                                           Title: VICE PRESIDENT


                                     CHEMICAL BANK, as a Lender


                                     By:  /s/WILLIAM J. CAGGIANO
                                          Name: WILLIAM J. CAGGIANO
                                          Title: MANAGING DIRECTOR


                                     CIBC, INC., as a Lender


                                     By:  /s/TIMOTHY E. DOYLE
                                          Name: TIMOTHY E. DOYLE
                                          Title: VICE PRESIDENT


                                     BARCLAYS BANK PLC, as a Lender


                                     By:  /s/JOHN C. LIVINGSTON
                                          Name: JOHN C. LIVINGSTON
                                          Title: VICE PRESIDENT


                                     NATIONAL CITY BANK, as a Lender


                                     By:  /s/JAY C. HALL
                                          Name: JAY C. HALL
                                          Title: S.V.P.


                                     ISTITUTO BANCARIO SAN PAOLO
                                       DI TORINO S.p.A, as a Lender


                                     By:  /s/GERARD M. MCKENNA
                                          Name: GERARD M. MCKENNA
                                          Title: VICE PRESIDENT


                                     COMMERZBANK AG, NEW YORK BRANCH
                                       as a Lender


                                     By:  /s/JUERGEN BOYSEN
                                          Name:JUERGEN BOYSEN
                                          Title:SENIOR VICE PRESIDENT


                                     By:  /s/MICHAEL D. HINTZ
                                          Name: MCHAEL D. HINTZ
                                          Title: VICE PRESIDENT


                                     ABN-AMRO BANK, N.V., NEW YORK
                                       BRANCH, as a Lender


                                     By:  /s/PARKER H. DOUGLAS
                                          Name: PARKER H. DOUGLAS
                                          Title: GROUP VICE PRESIDENT


                                     By:  /s/E.J. MAHNE
                                          Name: E.J. MAHNE
                                          Title: S.V.P.


                                     THE PRUDENTIAL INSURANCE COMPANY
                                       OF AMERICA, as a Lender


                                     By:  /s/JOHN MULLMAN
                                          Name: JOHN MULLMAN
                                          Title: VICE PRESIDENT


                                     MANNESMANN CAPITAL CORPORATION,
                                       as Assignee


                                     By:  /s/JOSEPH E. INNAMORATI
                                          Name: JOSEPH E. INNAMORATI
                                          Title: VICE PRESIDENT




                         Schedule 1

                        TURBINE L/C's


 L/C               EXPIRY                    L/C         CREDIT
NUMBER              DATE                    BALANCE     AGREEMENT

S-09908           01/17/95                 380,000.00   New
S-09720           01/17/95                 495,650.00   New
S-09546           01/20/95                   6,467.80   New
S-05129           03/31/95                 549,183.30   Combined
S-09434           03/31/95                 150,267.00   New
S-05130           03/31/95                 549,183.30   Combined
S-09863           04/14/95                  67,500.00   New
S-09864           04/14/95                  67,500.00   New
S-10013           07/16/95                  11,031.85   New
S-08801           07/31/95               1,250,000.00   Combined
S-06223           09/16/95                 415,464.00   Combined
S-06224           09/16/95                 481,411.00   Combined
S-10079           09/18/95                   8,797.30   New
S-09944           08/31/95                   1,993.30   New
S-09730           01/02/96                  33,500.00   New
S-09877           02/15/96                 310,632.00   New
S-09995           02/15/96                  41,849.00   New
S-09996           02/15/96                  78,000.00   New